UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 24, 2008	Commission File Number: 0-15204

National Bankshares, Inc.

(Exact name of Registrant as specified in its charter)

Virginia	54-1375874
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

101 Hubbard Street

Blacksburg, VA 24060

(Address of principal executive offices)

(540) 951-6300

Registrant’s telephone number, including area code

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ITEM 8.01 OTHER EVENTS AND EXHIBIT

On September 24, 2008, National Bankshares, Inc. issued a press release reporting that the Company had been featured as a top pick in the October issue of BB&T Capital Markets Portfolio Managers Monthly. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits

99.1	National Bankshares, Inc. Press Release dated September 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date:	September 24, 2008

By: /s/ JAMES G. RAKES
James G. Rakes Chairman President and CEO

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